AMENDED AND
RESTATED BY-
LAWS
OF
OLD MUTUAL
FUNDS I,
a Delaware
Statutory Trust
(the "Trust")

Effective date:
March 3, 2011


Capitalized terms
not specifically
defined herein
shall have the
meanings ascribed to
them in the Trust's
Agreement and
Declaration of Trust
(the "Trust
Agreement").


ARTICLE I
OFFICES
      Section 1.
      Registered
Office.  The
registered office in
the State of
Delaware shall be as
stated in the
Certificate of Trust
of the Trust or at
such other location
in the State of
Delaware to which
the registered office
shall be changed by
action of the
Trustees.

      Section 2.
      Other
Offices.  The Trust
may also have
offices at such other
places, both within
and without the
State of Delaware,
as the Trustees may
from time to time
determine or the
business of the Trust
may require.

ARTICLE II
TRUSTEES

      Section 1.
      Meetings of
the Trustees.  The
Trustees of the Trust
may hold meetings,
both regular and
special, either within
or without the State
of Delaware.
Meetings of the
Trustees may be
called orally or in
writing by the
Chairman of the
Trust or by any two
Trustees.

      Section 2.
      Regular
Meetings.  Regular
meetings of the
Board of Trustees
shall be held each
year, at such time
and place as the
Board of Trustees
may determine.

	Section 3.
Notice of Meetings.
Notice of the time,
date, and place of all
meetings of the
Trustees shall be
given to each
Trustee (i) by any
means identified in
Article V Section 1
of these Bylaws at
least twenty-four
hours in advance of
the meeting or (ii) in
person at another
meeting of the
Trustees.  Notice
may be waived in
accordance with
Article V Section 3
of these Bylaws.

      Section 4.
	Quorum.  At
all meetings of the
Trustees, one-third
of the Trustees then
in office (but in no
event less than two
Trustees) shall
constitute a quorum
for the transaction
of business, and the
act of a majority of
the Trustees present
at any meeting at
which there is a
quorum shall be the
act of the Board of
Trustees, except as
may be otherwise
specifically provided
by applicable law or
by the Trust
Agreement or these
By-Laws.  If a
quorum shall not be
present at any
meeting of the
Board of Trustees,
the Trustees present
thereat may adjourn
the meeting from
time to time,
without notice other
than announcement
at the meeting, until
a quorum shall be
present.

      	Section 5.
      	Chairman of
the Board.  The
Chairman of the
Board, if any, shall
be selected from
among the Trustees.
The Chairman of the
Board, if any, shall
preside at all
meetings of the
Board of Trustees, if
the Chairman is
present, and may
preside at all
meetings of the
Shareholders, if the
Chairman is present.
The Chairman of the
Board shall approve
the agendas of all
meetings of the
Board of Trustees.
The Chairman of the
Board shall have
such other powers
and duties as shall
be determined by
the Board of
Trustees.  Unless
otherwise prohibited
by law, the
Chairman of the
Board may be either
an "interested
person" as defined
in section 2(a)(19) of
the Investment
Company Act of
1940 (the "1940
Act"), or a Trustee
who is not an
interested person.  If
there is no Chairman
of the Board, or if
the Chairman of the
Board has been
appointed but is
absent, the
remaining Trustees
shall select from
among them a
presiding Trustee,
who shall preside at
all meetings of the
Shareholders and
the Board of
Trustees.

	Section 6.
	Designation,
Powers, and Names
of Committees.

		(a)
The Board of
Trustees shall have
the following two
committees: (i) an
Audit Committee;
and (ii) a
Governance and
Nominating
Committee.  Each
such Committee
shall consist of two
or more of the
Trustees of the Trust
and the Board may
designate one or
more Trustees as
alternate members of
any Committee, who
may replace any
absent or
disqualified member
at any meeting of
such Committee;
provided, however,
that under no
circumstances shall a
member of the
Audit Committee or
the Governance and
Nominating
Committee be an
"interested person,"
as such term is
defined in the 1940
Act, of the Trust.
Each such
Committee shall
have a written
charter governing its
membership, duties
and operations, and
the Board shall
designate the
powers and duties
of each such
Committee in its
Charter.  The Board
of Trustees may
terminate any such
Committee by an
amendment to these
Bylaws.

		(b)
The Board of
Trustees may, by
resolution passed by
a majority of the
whole Board,
designate one or
more additional
committees, each
committee to consist
of two or more of
the Trustees of the
Trust.  Each such
additional
committee may, if
deemed advisable
by the Board, have a
written charter.  The
Board may
designate one or
more Trustees as
alternate members of
any committee, who
may replace any
absent or
disqualified member
at any meeting of
such committee.
Each committee, to
the extent provided
in the resolution
and/or in such
committee's charter,
if applicable, shall
have and may
exercise the powers
of the Board of
Trustees in the
management of the
business and affairs
of the Trust;
provided, however,
that in the absence
or disqualification of
any member of such
committee or
committees, the
member or members
thereof present at
any meeting and not
disqualified from
voting, whether or
not such members
constitute a quorum,
may unanimously
appoint another
member of the
Board of Trustees to
act at the meeting in
the place of any
such absent or
disqualified
member.  Such
committee or
committees shall
have such name or
names as may be
determined from
time to time by
resolution adopted
by the Board of
Trustees.

      Section 7.
      Minutes of
Committee.  Each
committee shall keep
regular minutes of
its meetings and
report the same to
the Board of
Trustees when
required.

      Section 8.
      Advisory
Trustees.  The Board
of Trustees may, by
resolution passed by
a majority of the
whole Board, elect
an Advisory
Trustee(s).  Each
person serving as an
Advisory Trustee
shall be a non-voting
member of the
Board; may receive
compensation in an
amount determined
by resolution passed
by a majority of the
whole Board; and
may be designated
to serve on one or
more committees of
the Board in an
advisory, non-voting
capacity.  An
Advisory Trustee is
subject to the Trust's
Retirement Policy.
An Advisory
Trustee may not
serve as Chairman of
the Board or of any
committee of the
Board.  Unless
otherwise noted in
these By-Laws or
elsewhere, any
policies of the Board
relating to the
Trustees shall apply
equally to any
Advisory Trustee.
For purposes of
these By-Laws, any
reference to
"Trustee" includes
any Advisory
Trustee acting in
such capacity.

ARTICLE III
OFFICERS

	Section 1.
Executive Officers.
The executive
officers of the Trust
shall be elected by
the Board of
Trustees.  The
executive officers
shall include a
President, one or
more Vice
Presidents (the
number thereof to be
determined by the
Board of Trustees),
a Secretary and a
Treasurer or persons
who shall act as
such, regardless of
the name or title by
which they may be
designated, elected
or appointed.  The
Board of Trustees
may also in its
discretion appoint
Assistant Vice
Presidents, Assistant
Secretaries,
Assistant Treasurers,
and other officers,
agents and
employees, who
shall have such
authority and
perform such duties
as the Board may
determine.  The
Board of Trustees
may fill any vacancy
which may occur in
any office.  Any two
offices, except for
those of President
and Vice President,
may be held by the
same person, but no
officer shall execute,
acknowledge or
verify any
instrument on behalf
of the Trust in more
than one capacity, if
such instrument is
required by law or
by these By-Laws to
be executed,
acknowledged or
verified by two or
more officers.

      Section 2.
      Term of
Office.  Unless
otherwise
specifically
determined by the
Board of Trustees,
the officers shall
serve at the pleasure
of the Board of
Trustees.  If the
Board of Trustees in
its judgment finds
that the best
interests of the Trust
will be served, the
Board of Trustees
may remove any
officer of the Trust
at any time, with or
without cause.  The
Trustees may
delegate this power
to the President
(without supervision
by the Trustees)
with respect to any
other officer.  Such
removal shall be
without prejudice to
the contract rights, if
any, of the person so
removed.  Any
officer may resign
from office at any
time by delivering a
written resignation
to the Trustees or
the President.
Unless otherwise
specified therein,
such resignation
shall take effect
upon delivery.

      Section 3.
      President.
The President shall
be the chief
executive officer of
the Trust and,
subject to the Board
of Trustees, shall
generally manage
the business and
affairs of the Trust.
The President shall,
if present, preside at
all meetings of
Shareholders,
provided that the
Chairman of the
Board of Trustees
may preside at any
meeting of
Shareholders, if
present, pursuant to
Section 5 of Article
II.

      Section 4.
      Vice
Presidents.  One or
more Vice
Presidents shall have
and exercise such
powers and duties
of the President in
the absence or
inability to act of the
President, as may be
assigned to them,
respectively, by the
Board of Trustees
or, to the extent not
so assigned, by the
President.  In the
absence or inability
to act of the
President, the
powers and duties
of the President not
otherwise assigned
by the Board of
Trustees or the
President shall
devolve upon the
Vice Presidents in
the order of their
election.

	Section 5.
Secretary.  The
Secretary shall
(a) have custody of
the seal of the Trust;
(b) attend meetings
of the Shareholders,
the Board of
Trustees, and any
committees of
Trustees and keep or
cause to be kept the
minutes of such
meetings of
Shareholders, the
Board of Trustees
and any committees
thereof, and (c) issue
all notices of the
Trust.  The Secretary
shall have charge of
the Shareholder
records and such
other books and
papers as the Board
may direct, and shall
perform such other
duties as may be
incidental to the
office or which are
assigned by the
Board of Trustees.
The Secretary shall
also keep or cause to
be kept a
Shareholder book,
which may be
maintained by
means of computer
systems, containing
the names,
alphabetically
arranged, of all
persons who are
Shareholders of the
Trust, showing their
places of residence,
the number and
series and class of
any Shares held by
them, respectively,
and the dates when
they became the
record owners
thereof.  The
Secretary may
delegate any of the
foregoing
responsibilities to an
Assistant Secretary,
if any, or other
officer of the Trust
that accepts such
delegation.

      Section 6.
      Treasurer.
The Treasurer shall
have the care and
custody of the funds
and securities of the
Trust and shall
deposit the same in
the name of the
Trust in such bank or
banks or other
depositories, subject
to withdrawal in
such manner as these
By-Laws or the
Board of Trustees
may determine.  The
Treasurer shall, if
required by the
Board of Trustees,
give such bond for
the faithful
discharge of duties
in such form as the
Board of Trustees
may require.

      Section 7.
      Chief
Compliance Officer.
The Chief
Compliance Officer
shall be responsible
for administering the
Trust's policies and
procedures adopted
pursuant to Rule
38a-1(a)(1) under
the 1940 Act.

      Section 8.
      Assistant
Officers.  Assistant
officers, which may
include one or more
Assistant Vice
Presidents, Assistant
Secretaries and
Assistant Treasurers,
shall perform such
functions and have
such responsibilities
as the Board of
Trustees, the Vice
President(s),
Secretary, or
Treasurer, as
applicable,  may
determine.

      Section 9.
      Surety Bond.
The Trustees may
require any officer
or agent of the Trust
to execute a bond
(including, without
limitation, any bond
required by the 1940
Act and the rules
and regulations of
the Securities and
Exchange
Commission (the
"Commission")) to
the Trust in such
sum and with such
surety or sureties as
the Trustees may
determine,
conditioned upon
the faithful
performance of his
or her duties to the
Trust, including
responsibility for
negligence and for
the accounting of
any of the Trust's
property, funds, or
securities that may
come into his or her
hands.

      Section 10.
      Authorized
Signatories.  Unless
a specific officer is
otherwise
designated in a
resolution adopted
by the Board of
Trustees, the proper
officers of the Trust
for executing
agreements,
documents and
instruments other
than Internal
Revenue Service
forms shall be the
President, any Vice
President, the
Secretary or any
Assistant Secretary.
Unless a specific
officer is otherwise
designated in a
resolution adopted
by the Board of
Trustees, the proper
officers of the Trust
for executing any
and all Internal
Revenue Service
forms shall be the
President, any Vice
President, the
Secretary, any
Assistant Secretary,
or the Treasurer.

ARTICLE IV
MEETINGS OF
SHAREHOLDERS

	Section 1.
Purpose.  All
meetings of the
Shareholders shall
be held at such place
as may be fixed
from time to time by
the Trustees, or at
such other place
either within or
without the State of
Delaware as shall be
designated from
time to time by the
Trustees and stated
in the notice
indicating that a
meeting has been
called for such
purpose.  Meetings
of Shareholders may
be held for any
purpose determined
by the Trustees and
may be held at such
time and place,
within or without
the State of
Delaware as shall be
stated in the notice
of the meeting or in
a duly executed
waiver of notice
thereof.  At all
meetings of the
Shareholders, every
shareholder of
record entitled to
vote thereat shall be
entitled to vote at
such meeting either
in person or by
written proxy signed
by the Shareholder
or by his duly
authorized attorney
in fact.  A
Shareholder may
duly authorize such
attorney in fact
through written,
electronic,
telephonic,
computerized,
facsimile,
telecommunication,
telex or oral
communication or
by any other form of
communication.
Unless a proxy
provides otherwise,
such proxy is not
valid more than
eleven months after
its date.  A proxy
with respect to
shares held in the
name of two or more
persons shall be
valid if executed by
any one of them
unless at or prior to
exercise of the proxy
the Trust receives a
specific written
notice to the
contrary from any
one of them.  A
proxy purporting to
be executed by or on
behalf of a
Shareholder shall be
deemed valid unless
challenged at or
prior to its exercise
and the burden of
proving invalidity
shall rest on the
challenger.

      Section 2.
      Nomination
of Trustees.  For so
long as the Trust is
required to do so by
applicable law or
regulation, the
nomination of all
Trustees shall be
made by the
Trustees who are not
"interested persons"
of the Trust (as
defined in Section
2(a)(19) of the 1940
Act).  The Trust may
delegate the duty to
nominate Trustees to
the Governance and
Nominating
Committee.  Any
Shareholder may
submit names of
individuals to be
considered by the
Governance and
Nominating
Committee or the
Board of Trustees,
as applicable, for
election as trustees
of the Trust,
provided, however,
(a) that such person
submits such names
in a timely manner
as set out in Section
2 of Article V
hereof, (b) that such
person was a
shareholder of
record at the time of
submission of such
names and is
entitled to vote at
the meeting, and
(c) that the
Governance and
Nominating
Committee or the
Board of Trustees,
as applicable, shall
make the final
determination of
persons to be
nominated.  The
process and
procedures for the
nomination of
persons for election
or appointment as
trustees of the Trust
by the Trustees shall
be set forth in the
written Charter for
the Governance and
Nominating
Committee of the
Board of Trustees.

      Section 3.
      Election of
Trustees.  All
meetings of
Shareholders for the
purpose of electing
Trustees shall be
held on such date
and at such time as
shall be designated
from time to time by
the Trustees and
stated in the notice
of the meeting, at
which the
Shareholders shall
elect by a plurality
vote any number of
Trustees as the
notice for such
meeting shall state
are to be elected,
and transact such
other business as
may properly be
brought before the
meeting in
accordance with
Section 1 of this
Article IV.

      Section 4.
      Notice of
Meetings.  Written
notice of any
meeting stating the
place, date, and hour
of any meeting of
Shareholders shall
be given to each
Shareholder entitled
to vote at such
meeting not less
than ten days before
the date of the
meeting in
accordance with
Article V hereof.

      Section 5.
      Special
Meetings.  Special
meetings of the
Shareholders, for
any purpose or
purposes, unless
otherwise prescribed
by applicable law or
by the Trust
Agreement, may be
called by a majority
of the Trustees;
provided, however,
that the Trustees
shall promptly call a
meeting of the
Shareholders solely
for the purpose of
removing one or
more Trustees, when
requested in writing
to do so by the
record holders of
not less than ten
percent of the
Outstanding Shares
of the Trust.

      Section 6.
      Notice of
Special Meeting.
Written notice of a
special meeting
stating the place,
date, and hour of
the meeting and the
purpose or purposes
for which the
meeting is called,
shall be given not
less than ten days
before the date of
the meeting, to each
Shareholder entitled
to vote at such
meeting.

      Section 7.
      Conduct of
Special Meeting.
Business transacted
at any special
meeting of
Shareholders shall
be limited to the
purpose stated in the
notice and any
adjournment of such
special meeting shall
be limited to such
stated purpose.

	Section 8.
Quorum.  The
holders of one-third
of the Outstanding
Shares entitled to
vote thereat, present
in person or
represented by
proxy, shall
constitute a quorum
at all meetings of the
Shareholders for the
transaction of
business except as
otherwise provided
by applicable law or
by the Trust
Agreement.
Notwithstanding the
preceding sentence,
with respect to any
matter which by
applicable law or by
the Trust Agreement
requires the separate
approval of one or
more Classes or
Portfolios, the
holders of one-third
of the Outstanding
Shares of each such
Class or Portfolio (or
of such Classes or
Portfolios voting
together as a single
class) entitled to
vote on the matter
shall constitute a
quorum.  If,
however, such
quorum shall not be
present or
represented at any
meeting of the
Shareholders, the
vote of the holders
of a majority of
Shares cast shall
have power to
adjourn the meeting
from time to time,
without notice other
than announcement
at the meeting, until
a quorum shall be
present or
represented.  At
such adjourned
meeting, at which a
quorum shall be
present or
represented, any
business may be
transacted which
might have been
transacted at the
meeting as originally
notified.

	Section 9.
Organization of
Meetings.

		(a)
Subject to Section 5
of Article II,
meetings of the
Shareholders shall
be presided over by
the President, or if
the President shall
not be present by a
Vice President, or if
no Vice President is
present, by a
chairman appointed
for such purpose by
the President or, if
not so appointed, by
a chairman
appointed for such
purpose by the
officers and Trustees
present at the
meeting.  The
Secretary of the
Trust, if present,
shall act as Secretary
of such meetings, or
if the Secretary is
not present, an
Assistant Secretary
of the Trust shall so
act, and if no
Assistant Secretary
is present, then a
person designated
by the Secretary of
the Trust shall so
act, and if the
Secretary has not
designated a person,
then the meeting
shall elect a
secretary for the
meeting.

	(b)	The
Board of Trustees of
the Trust shall be
entitled to make
such rules and
regulations for the
conduct of meetings
of Shareholders as it
shall deem
necessary,
appropriate or
convenient.  Subject
to such rules and
regulations of the
Board of Trustees, if
any, the chairman of
the meeting shall
have the right and
authority to
prescribe such rules,
regulations and
procedures and to
do all such acts as,
in the judgment of
such chairman, are
necessary,
appropriate or
convenient for the
proper conduct of
the meeting,
including, without
limitation,
establishing:  an
agenda or order of
business for the
meeting; rules and
procedures for
maintaining order at
the meeting and the
safety of those
present; limitations
on participation in
such meeting to
shareholders of
record of the Trust
and their duly
authorized and
constituted proxies,
and such other
persons as the
chairman shall
permit; restrictions
on entry to the
meeting after the
time fixed for the
commencement
thereof, limitations
on the time allotted
to questions or
comments by
participants; and
regulation of the
opening and closing
of the polls for
balloting on matters
which are to be
voted on by ballot,
unless and to the
extent the Board of
Trustees or the
chairman of the
meeting determines
that meetings of
Shareholders shall
not be required to be
held in accordance
with the rules of
parliamentary
procedure.

      Section 10.
      Voting
Standard.  When a
quorum is present at
any meeting, the
vote of the holders
of a majority of the
Shares cast shall
decide any question
brought before such
meeting, unless the
question is one on
which, by express
provision of
applicable law, the
Trust Agreement,
these By-Laws, or
applicable contract,
a different vote is
required, in which
case such express
provision shall
govern and control
the decision of such
question.

	Section 11.
Voting Procedure.
Subject to the terms
of the Trust
Agreement, each
whole Share shall be
entitled to one vote,
and each fractional
Share shall be
entitled to a
proportionate
fractional vote.  On
any matter
submitted to a vote
of the Shareholders,
all Shares shall be
voted together,
except when
required by
applicable law or
when the Trustees
have determined
that the matter
affects the interests
of one or more
Portfolios (or
Classes), then only
the Shareholders of
such Portfolios (or
Classes) shall be
entitled to vote
thereon.

		           Section 12.
	Action
Without Meeting.
Unless otherwise
provided in the
Trust Agreement or
applicable law, any
action required to be
taken at any meeting
of the Shareholders,
or any action which
may be taken at any
meeting of the
Shareholders, may
be taken without a
meeting, without
prior notice and
without a vote, if a
consent in writing,
setting forth the
action so taken, shall
be signed by the
holders of
Outstanding Shares
having not less than
the minimum
number of votes that
would be necessary
to authorize or take
such action at a
meeting at which all
Shares entitled to
vote thereon were
present and voted.
Prompt notice of the
taking of any such
action without a
meeting by less than
unanimous written
consent shall be
given to those
Shareholders who
have not consented
in writing.

      Section 13.
      Broker Non-
Votes.  At any
meeting of
Shareholders the
Trust will consider
broker non-votes as
present for purposes
of determining
whether a quorum is
present at the
meeting.  Broker
non-votes will not
count as votes cast
for or against any
proposals.

      Section 14.
      Abstentions.
At any meeting of
Shareholders, the
Trust will consider
abstentions as
present for purposes
of determining
whether a quorum is
present at the
meeting.
Abstentions will not
count as votes cast
for or against any
proposals.

      Section 15.
      Record Date.
In order that the
Trustees may
determine the
Shareholders that
are entitled to notice
of or to vote at any
meeting of
Shareholders or any
adjournment
thereof, or to
express consent to
action in writing
without a meeting,
the Board of
Trustees may fix a
record date, which
record date shall not
precede the date
upon which the
resolution fixing the
record date is
adopted by the
Board of Trustees,
and which record
date shall not be
more than ninety nor
less than ten days
before the original
date upon which the
meeting of
Shareholders is
scheduled, nor more
than ten days after
the date upon which
the resolution fixing
the record date is
adopted by the
Board of Trustees
for action by
Shareholder consent
in writing without a
meeting.  A
determination of
shareholders of
record entitled to
notice of or to vote
at a meeting of
Shareholders shall
apply to any
adjournment of the
meeting; provided,
however, that the
Board of Trustees
may fix a new
record date for the
adjourned meeting
so long as notice of
the adjournment and
the new record and
meeting dates are
given to the
Shareholders.

      Section 16.
      Adjournment
s.  A meeting of
Shareholders
convened on the
date for which it
was called may be
adjourned from time
to time without
further notice to
Shareholders to a
date not more than
120 days after the
original record date.
A meeting of
Shareholders may
not be adjourned for
more than 120 days
after the original
record date for such
meeting without
giving the
Shareholders notice
of the adjournment
and the new meeting
date.  Except as
otherwise set forth
in Article IV,
Section 8 hereof,
Shares representing
one-third of the
voting power of the
Shares voted shall
be required in order
to adjourn a meeting
of Shareholders with
regard to a particular
proposal scheduled
to be voted on at
such meeting or to
adjourn such
meeting entirely.

ARTICLE V
NOTICES

      Section 1.
      Methods of
Giving Notice.
Whenever, under the
provisions of
applicable law or of
the Trust Agreement
or of these By-
Laws, notice is
required to be given
to any Trustee or
Shareholder, it shall
not, unless otherwise
provided herein, be
construed to mean
personal notice, but
such notice may be
given orally in
person, or by
telephone (promptly
confirmed in
writing) or in
writing, by mail
addressed to such
Trustee at his or her
last given address or
to such Shareholder
at his address as it
appears on the
records of the Trust,
with postage thereon
prepaid, and such
notice shall be
deemed to be given
at the time when the
same shall be
deposited in the
United States mail.
Notice to Trustees or
members of a
committee may also
be given by telex,
facsimile,
electronic-mail or via
overnight courier.  If
sent by telex or
facsimile, notice to a
Trustee or member
of a committee shall
be deemed to be
given upon
transmittal; if sent
by electronic-mail,
notice to a Trustee
or member of a
committee shall be
deemed to be given
and shall be
presumed valid
when the Trust's
electronic-mail
server reflects the
electronic-mail
message as having
been sent; and if
sent via overnight
courier, notice to a
Trustee or member
of a committee shall
be deemed to be
given when
delivered against a
receipt therefor.


	Subject to
the 1940 Act and
the Securities
Exchange Act of
1934, as amended
(the "Exchange
Act"), without
limiting the manner
by which notice
otherwise may be
given effectively to
Shareholders, any
notice to
Shareholders given
by the Trust under
any provision of law
or of the Trust
Agreement or of
these By-Laws shall
be effective if given
by a form of
electronic
transmission
consented to by the
Shareholder to
whom the notice is
given.  Any such
consent shall be
revocable by the
Shareholder by
written notice to the
Trust.  Any such
consent shall be
deemed revoked if
(i) the Trust is
unable to deliver by
electronic
transmission two
consecutive notices
given by the Trust in
accordance with
such consent and
(ii) such inability
becomes known to
the secretary or an
assistant secretary of
the Trust, or other
person responsible
for the giving of
notice; provided,
however, the
inadvertent failure
to treat such
inability as a
revocation shall not
invalidate any
meeting or other
action.  Notice given
pursuant hereto shall
be deemed given:
(1) if by facsimile
telecommunication,
when directed to a
number at which the
Shareholder has
consented to receive
notice; (2) if by
electronic mail,
when directed to an
electronic mail
address at which the
Shareholder has
consented to receive
notice; (3) if by a
posting on an
electronic network
together with
separate notice to
the Shareholder of
such specific
posting, upon the
later of (A) such
posting and (B) the
giving of such
separate notice; and
(4) if by any other
form of electronic
transmission, when
directed to the
Shareholder.  An
affidavit of the
secretary or an
assistant secretary or
other agent of the
Trust that the notice
has been given by a
form of electronic
transmission shall, in
the absence of
fraud, be prima facie
evidence of the facts
stated therein.

		For
purposes of these
By-Laws, the term
"electronic
transmission" means
any form of
communication, not
directly involving
the physical
transmission of
paper, that creates a
record that may be
retained, retrieved,
and reviewed by a
recipient thereof,
and that may be
directly reproduced
in paper form by
such a recipient
through an
automated process,
or as otherwise
provided by the
Delaware Statutory
Trust Act.

      Section 2.
	Meeting
Notice
Requirements For
Nominations By
Shareholders.

            (a)
	Nominations
of persons for
election to the
Board of Trustees
may be made at a
meeting of
Shareholders at
which Trustees are
to be elected (A)
pursuant to the
Trust's notice of
meeting, (B) by or at
the direction of the
Board of Trustees or
(C) provided that
the Board of
Trustees has
determined that
Trustees shall be
elected at such
meeting, by any
Shareholder of the
Trust who is a
Shareholder of
record at the time of
giving of notice
provided for in
Section 2(b) of this
Article V, is entitled
to vote at the
meeting of
shareholders at
which trustees will
be elected and who
complied with the
notice procedures
set forth in Section
2(b) of this Article
V.

            (b)
	In the event
the Trust calls a
meeting of
Shareholders for the
purpose of electing
one or more Trustees
to the Board of
Trustees, any
Shareholder may
nominate a person or
persons (as the case
may be) for election
to such position as
specified in the
Trust's notice of
meeting, if the
Shareholder's notice
containing the
information required
by this Section 2(b)
shall be delivered to
the Secretary at the
principal executive
offices of the Trust
not earlier than the
close of business on
the 120th day prior
to such meeting and
not later than the
close of business on
the later of the 90th
day prior to such
meeting or the tenth
day following the
day on which public
announcement is
first made of the
date of the meeting
and of the nominees
proposed by the
Board of Trustees to
be elected at such
meeting.  In no
event shall the
public
announcement of a
postponement or
adjournment of a
meeting to a later
date or time
commence a new
time period for the
giving of a
Shareholder's notice
as described above.
Such Shareholder's
notice shall set forth
(A) as to each
person whom the
Shareholder
proposes to
nominate for
election or reelection
as a Trustee all
information relating
to such person that
is required to be
disclosed in
solicitations of
proxies for election
of Trustees in an
election contest, or
is otherwise
required, in each
case pursuant to
Regulation 14A
under the Securities
Exchange Act of
1934, as amended
(the "Exchange
Act") (including
such person's
written consent to
being named in the
proxy statement as a
nominee and to
serving as a Trustee
if elected); and (B)
as to the
Shareholder giving
the notice and the
beneficial owner, if
any, on whose
behalf the
nomination or
proposal is made, (i)
the name and
address of such
Shareholder, as they
appear on the Trust's
books, and of such
beneficial owner and
(ii) the number of
shares of each Class
of Shares of each
Portfolio which are
owned beneficially
and of record by
such Shareholder
and such beneficial
owner.

            (c)
	In the event
that the number of
Trustees to be
elected to the Board
of Trustees is
increased and there
is no public
announcement by
the Trust naming all
of the nominees for
Trustee or specifying
the size of the
increased Board of
Trustees, a
Shareholder's notice
required by this
Section 2 shall be
considered timely,
but only with
respect to nominees
for any new
positions created by
such increase, if it
shall be delivered to
the Secretary at the
principal executive
offices of the Trust
not later than the
close of business on
the tenth day
following the day on
which such public
announcement is
first made by the
Trust.

      Section 3.
      Written
Waiver.  Whenever
any notice is
required to be given
under the provisions
of applicable law or
of the Trust
Agreement or of
these By-Laws, a
waiver thereof in
writing, signed by
the person or
persons entitled to
said notice, whether
before or after the
time stated therein,
shall be deemed
equivalent thereto.
Notice will be
deemed to be
waived by any
Trustee who attends
a meeting of
Trustees without
objecting to the lack
of notice.


ARTICLE VI

CERTIFICATES
OF SHARES

      Section 1.
	Issuance.
The Trust may, in its
sole discretion, issue
a certificate to any
Shareholder, signed
by, or in the name of
the Trust by, the
President or any
Vice President,
certifying the
number of Shares
owned by him, her
or it in a Class or
Portfolio of the
Trust.  No
Shareholder shall
have the right to
demand or require
that a certificate be
issued to him, her or
it.

      Section 2.
      Countersigna
ture.  Where a
certificate is
countersigned (1) by
a transfer agent
other than the Trust
or its employee, or
(2) by a registrar
other than the Trust
or its employee, the
signature of the
President or any
Vice President may
be a facsimile.

      Section 3.
      Lost
Certificates.  The
Board of Trustees
may direct a new
certificate or
certificates to be
issued in place of
any certificate or
certificates
theretofore issued
by the Trust alleged
to have been lost,
stolen or destroyed,
upon the making of
an affidavit of the
fact by the person
claiming the
certificate to be lost,
stolen or destroyed.
When authorizing
such issue of a new
certificate or
certificates, the
Board of Trustees
may, in its discretion
and as a condition
precedent to the
issuance thereof,
require the owner of
such lost, stolen or
destroyed certificate
or certificates, or his
legal representative,
to advertise the
same in such manner
as it shall require
and/or to give the
Trust a bond in such
sum as it may direct
as indemnity against
any claim that may
be made against the
Trust with respect to
the certificate
alleged to have been
lost, stolen or
destroyed.

      Section 4.
      Transfer of
Shares.  The
Trustees shall make
such rules as they
consider appropriate
for the transfer of
Shares and similar
matters.  To the
extent certificates
are issued in
accordance with
Section 1 of this
Article VI, upon
surrender to the
Trust or the transfer
agent of the Trust of
such certificate for
Shares duly
endorsed or
accompanied by
proper evidence of
succession,
assignment or
authority to transfer,
it shall be the duty
of the Trust to issue
a new certificate to
the person entitled
thereto, cancel the
old certificate and
record the
transaction upon its
books.

	Section 5.
Fixing Record Date.
In order that the
Trustees may
determine the
Shareholders
entitled to notice of
or to vote at any
meeting of
Shareholders or any
adjournment
thereof, or to
express consent to
action in writing
without a meeting,
or entitled to receive
payment of any
dividend or other
distribution of
allotment of any
rights, or entitled to
exercise any rights in
respect of any
change, conversion
or exchange of
beneficial interests
or for the purpose of
any other lawful
action, the Board of
Trustees may fix a
record date, which
record date shall not
precede the date
upon which the
resolution fixing the
record date is
adopted by the
Board of Trustees,
and which record
date shall not be
more than ninety nor
less than ten days
before the date of
such meeting, nor
more than ten days
after the date upon
which the resolution
fixing the record
date is adopted by
the Board of
Trustees for action
by Shareholder
consent in writing
without a meeting,
nor more than ninety
days prior to any
other action.  A
determination of
shareholders of
record entitled to
notice of or to vote
at a meeting of
Shareholders shall
apply to any
adjournment of the
meeting; provided,
however, that the
Board of Trustees
may fix a new
record date for the
adjourned meeting.

      Section 6.
      Registered
Shareholders.  The
Trust shall be
entitled to recognize
the exclusive right
of a person
registered on its
books as the owner
of Shares to receive
dividends, and to
vote as such owner,
and shall not be
bound to recognize
any equitable or
other claim of
interest in such
Share or Shares on
the part of any other
person, whether or
not it shall have
express or other
notice hereof.


ARTICLE VII

GENERAL
PROVISIONS

      Section 1.
      Seal.  The
business seal shall
have inscribed
thereon the name of
the statutory trust,
the year of its
organization and the
words "Trust Seal"
and "Delaware."
The seal may be
used by causing it or
a facsimile thereof
to be impressed or
affixed or otherwise
reproduced.  Any
officer or Trustee of
the Trust shall have
authority to affix the
seal of the Trust to
any document
requiring the same.

      Section 2.
      Severability.
The provisions of
these By-Laws are
severable.  If any
provision hereof
shall be held invalid
or unenforceable in
any jurisdiction,
such invalidity or
unenforceability
shall attach only to
such provision only
in such jurisdiction
and shall not affect
any other provision
of these By-Laws.

      Section 3.
      Headings.
Headings are placed
in these By-Laws
for convenience of
reference only and
in case of any
conflict, the text of
these By-Laws
rather than the
headings shall
control.

ARTICLE VIII
INDEMNIFICATI
ON

      Section 1.
      Indemnificat
ion.  For the purpose
of this Section 1,
"Trust" includes any
domestic or foreign
predecessor entity of
this Trust in a
merger,
consolidation, or
other transaction in
which the
predecessor's
existence ceased
upon consummation
of the transaction;
"proceeding" means
any threatened,
pending or
completed action,
suit or proceeding,
whether civil,
criminal,
administrative, or
investigative; and
"expenses" includes
without limitation
attorney's fees and
any expenses of
establishing a right
to indemnification
under this Section 1.

		(a)
The Trust shall
indemnify any
person who was or is
a party or is
threatened to be
made a party to any
proceeding (other
than an action by or
in the right of the
Trust) by reason of
the fact that such
person is or was a
Covered Person,
against expenses,
judgments, fines and
amounts paid in
settlements actually
and reasonably
incurred by such
person in connection
with such
proceeding, if it is
determined that
person acted in good
faith and reasonably
believed:  (i) in the
case of conduct in
his official capacity
as a Covered Person,
that his conduct was
in the Trust's best
interests and (ii) in
all other cases, that
his conduct was at
least not opposed to
the Trust's best
interests and (iii) in
the case of a
criminal proceeding,
that he had no
reasonable cause to
believe that his
conduct was
unlawful.  The
termination of any
proceeding by
judgment, order or
settlement shall not,
of itself, create a
presumption that the
person did not meet
the requisite
standard of conduct
set forth in this
Section 1. The
termination of any
proceeding by
conviction, or a plea
of nolo contendere
or its equivalent, or
an entry of an order
of probation prior to
judgment, creates a
rebuttable
presumption that the
person did not meet
the requisite
standard of conduct
set forth in this
Section 1.

            (b)
            The
Trust shall
indemnify any
person who was or is
a party or is
threatened to be
made a party to any
proceeding by or in
the right of the Trust
to procure a
judgment in its favor
by reason of the fact
that person is or was
a Covered Person,
against expenses
actually and
reasonably incurred
by that person in
connection with the
defense or
settlement of such
action or suit if that
person acted in good
faith, in a manner
that person believed
to be in the best
interests of the Trust
and with such care,
including reasonable
inquiry, as an
ordinarily prudent
person in a like
position would use
under similar
circumstances.

            (c)
            Notw
ithstanding any
provision to the
contrary contained
herein, there shall be
no right to
indemnification for
any liability arising
by reason of willful
misfeasance, bad
faith, gross
negligence, or the
reckless disregard of
the duties involved
in the conduct of the
Covered Person's
office with the
Trust.

      Section 2.
      Advance
Payments of
Indemnifiable
Expenses.  To the
maximum extent
permitted by law,
the Trust or
applicable Portfolio
may advance to a
Covered Person, in
connection with the
preparation and
presentation of a
defense to any
claim, action, suit, or
proceeding,
expenses for which
the Covered Person
would ultimately be
entitled to
indemnification;
provided that the
Trust or applicable
Portfolio has
received an
undertaking by or on
behalf of such
Covered Person that
such amount will be
paid over by him to
the Trust or
applicable Portfolio
if it is ultimately
determined that he
is not entitled to
indemnification for
such expenses, and
further provided
that (a) such
Covered Person
shall have provided
appropriate security
for such
undertaking, (b) the
Trust is insured
against losses arising
out of any such
advance payments,
or (c) either a
majority of the
Trustees who are not
interested persons
(as defined in the
1940 Act) of the
Trust nor parties to
the matter, or
independent legal
counsel in a written
opinion shall have
determined, based
upon a review of
readily available
facts (as opposed to
a full trial-type
inquiry) that there is
reason to believe
that such Covered
Person will not be
disqualified from
indemnification for
such expenses.

ARTICLE IX
AMENDMENTS

      Section 1.
      Amendments
..  These By-Laws
may be altered or
repealed by the
Trustees without the
vote or approval of
the Shareholders at
any regular or
special meeting of
the Board of
Trustees without
prior notice.  These
By-Laws may also
be altered or
repealed by the
Shareholders at any
special meeting of
the Shareholders,
but only if the
Board of Trustees
resolves to put a
proposed alteration
or repealer to the
vote of the
Shareholders and
notice of such
alteration or repealer
is contained in a
notice of the special
meeting being held
for such purpose.





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